UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02383

ALLIANCEBERNSTEIN BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2008

Date of reporting period: October 31, 2008

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Bond Fund

Intermediate Bond Portfolio

October 31, 2008

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 22, 2008

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Bond Fund Intermediate Bond Portfolio (the “Portfolio”) for the annual reporting period ended October 31, 2008. On August 2, 2007, the Board of Directors (the “Board”) of the Portfolio approved a change to the Portfolio’s investment policy to remove the requirement to invest at least 80% of its net assets in investment-grade fixed-income securities. The Board adopted a new policy under which the Portfolio invests at least 80% of its net assets in fixed-income securities. The Portfolio may invest a greater percentage of its portfolio in below investment-grade fixed-income securities. These changes became effective in early November 2007. Also in early November 2007, the Portfolio acquired the AllianceBernstein Bond Fund U.S. Government Portfolio.

Investment Objective and Policies

This open-end Portfolio’s investment objective is to generate income and price appreciation without assuming what the Adviser considers undue risk. The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Portfolio expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Portfolio expects to invest in fixed-income securities with a dollar-weighted average maturity of generally between three to ten years and an average duration of three to six years. The Portfolio may invest up to 25% of its net assets in below investment-grade bonds. The Portfolio may use leverage for investment purposes.

The Portfolio may invest without limit in U.S. Dollar-denominated foreign fixed-income securities, and may invest up to 25% of its assets in non-U.S. Dollar-denominated fixed-income securities. These investments may include, in each case, developed and emerging market debt securities. The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments, preferred stock, and may use other investment techniques. The Portfolio intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may invest, without limit, in derivatives, such as options, futures, forwards or swap agreements.

Investment Results

The table on page 4 shows the Portfolio’s performance compared to its benchmark, the Barclays Capital (BC) U.S. Aggregate Bond Index, which is a standard measure of the performance of a basket of unmanaged U.S. investment-grade debt securities, for the six- and 12-month periods ended October 31, 2008.

The Portfolio’s Class A shares without sales charges underperformed its benchmark for both the six- and 12-month periods ended October 31, 2008. For both periods, the following

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	1

positions detracted from performance: an underweight in Treasuries and Agencies, exposure to subprime-mortgage related asset-backed securities (ABS) and collateralized debt obligations (CDOs) as well as Alt-A mortgage securities, (Alt-A, or “alternative” mortgages are home loans made with less than full documentation) an overweight in investment-grade corporates and commercial mortgage-backed securities (CMBS), and positions in high yield and emerging markets. The Portfolio’s exposure to subprime-mortgage related ABS and CDOs as well as Alt-A mortgage securities detracted from performance despite their AAA and AA ratings. Leverage did not have any impact on performance.

Market Review and Investment Strategy

The 12-month period ended October 31, 2008 has seen the return of volatility to the capital markets, as the credit crisis in the U.S. subprime mortgage market spilled over—in the form of a liquidity crunch—into other sectors and asset classes and even the overnight funding market. As investors flocked to the safety of the highest-quality securities, government bond yields fell worldwide and yield spreads widened across fixed-income markets.

Starting in late 2007, the U.S. Federal Reserve (the “Fed”) responded to the crisis with multiple interest-rate cuts, which aimed to restore confidence in the financial markets and put the economy on firmer footing. The Fed funds rate was reduced by a total of 350 basis points for the reporting period, including an unprecedented 125 basis point reduction in January 2008.

There was heightened demand for U.S. Treasuries during the annual reporting period as investors sought less risky assets in light of the subprime market volatility. For the 12-month reporting period, U.S. Treasury holdings outperformed spread sectors on both an absolute and duration-adjusted basis.

During the annual period, the Portfolio’s Core Fixed Income Investment Team (the “Team”) continued to underweight Treasuries and Agencies. As spreads have widened, the Team has identified more opportunities within the corporate sector and in AAA rated super-senior CMBS and have established overweight allocations to these sectors.

Recent Market Conditions

Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets and the net asset value of many mutual funds, including the Portfolio. Such events included the government rescues of the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac), Citigroup Inc. and American International Group (AIG); the bankruptcy filing of Lehman Brothers and the rapid announced consolidations of Merrill Lynch with Bank of America, Washington Mutual with JPMorgan Chase and Wachovia with Wells Fargo.

2	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Barclays Capital (BC) U.S. Aggregate Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The Portfolio may invest in convertible debt securities, preferred stock and dividend-paying stocks, U.S. government obligations and foreign fixed-income securities. The Portfolio may invest in mortgage-related and other asset-backed securities which are subject to prepayment risk; the risk that early payments on principal on some mortgage-related securities may occur during periods of falling mortgage rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. The Portfolio may invest a portion of its assets in foreign securities, including emerging markets, which may magnify fluctuations. Price fluctuations may also be caused by changes in interest rates or bond credit quality ratings. These changes have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Portfolio to decline. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The Portfolio may invest in high yield bonds, otherwise known as “junk bonds”, which involves a greater risk of default and price volatility than other bonds. Investing in below-investment grade presents special risks, including credit risk. The Portfolio is also subject to leverage risk. When a fund borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of a fund’s investments. The Portfolio may create leverage through the use of reverse repurchase agreements, forward contracts or dollar rolls or by borrowing money. While the Portfolio invests principally in bonds and other fixed-income securities, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolio’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein Bond Fund Intermediate Bond Portfolio*
Class A	-11.72%	-10.15%

Class B**	-12.03%	-10.69%

Class C	-12.06%	-10.80%

Advisor Class†	-11.49%	-9.78%

Class R†	-11.81%	-10.33%

Class K†	-11.68%	-10.09%

Class I†	-11.49%	-9.78%

Barclays Capital (BC) U.S. Aggregate Bond Index^	-3.63%	0.30%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended October 31, 2008, by 0.21%.

**  Effective January 31, 2009, Class B shares will no longer be available for purchase to new investors. For additional information, please contact your financial advisor or visit www.alliancebernstein.com.

†    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

^    As of September 2008, all indices with the Lehman Brothers name were changed to Barclays Capital as part of an acquisition of Lehman Brothers’ North American investment banking and capital markets businesses by Barclays Capital.

See Historical Performance and Benchmark disclosures on page 3.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 7/1/99* TO 10/31/08

*Since inception of the Portfolio’s Class A shares on 7/1/99.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Bond Fund Intermediate Bond Portfolio Class A shares (from 7/1/99 to 10/31/08) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2008
	NAV Returns	SEC Returns	SEC Yields**

Class A Shares			5.14%
1 Year	-10.15%	-13.93%
5 Years	0.77%	-0.10%
Since Inception*	3.49%	3.01%

Class B Shares			4.64%
1 Year	-10.69%	-13.26%
5 Years	0.17%	0.17%
Since Inception*	3.02%	3.02%

Class C Shares			4.66%
1 Year	-10.80%	-11.66%
5 Years	0.09%	0.09%
Since Inception*	2.75%	2.75%

Advisor Class Shares†			5.67%
1 Year	-9.78%	-9.78%
5 Years	1.12%	1.12%
Since Inception*	3.46%	3.46%

Class R Shares†			5.04%
1 Year	-10.33%	-10.33%
Since Inception*	0.62%	0.62%

Class K Shares†			5.41%
1 Year	-10.09%	-10.09%
Since Inception*	-0.18%	-0.18%

Class I Shares†			5.67%
1 Year	-9.78%	-9.78%
Since Inception*	0.07%	0.07%

The Portfolio’s prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.54%, 2.29%, 2.27%, 1.25%, 1.74%, 1.53% and 1.09% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.85%, 1.55%, 1.55%, 0.55%, 1.05%, 0.80% and 0.55% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. These waivers/ reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception dates: 7/1/99 for Class A, Class B and Class C shares; 10/10/00 for Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

**	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2008.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2008)
SEC Returns

Class A Shares
1 Year	-7.19%
5 Years	1.13%
Since Inception*	3.81%

Class B Shares
1 Year	-6.59%
5 Years	1.40%
Since Inception*	3.82%

Class C Shares
1 Year	-4.71%
5 Years	1.32%
Since Inception*	3.56%

Advisor Class Shares†
1 Year	-2.81%
5 Years	2.31%
Since Inception*	4.38%

Class R Shares†
1 Year	-3.29%
Since Inception*	2.06%

Class K Shares†
1 Year	-3.15%
Since Inception*	1.73%

Class I Shares†
1 Year	-2.91%
Since Inception*	1.98%

*	Inception dates: 7/1/99 for Class A, Class B and Class C shares; 10/10/00 for Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance disclosures on page 3.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	7

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2008		Ending Account Value October 31, 2008		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$882.75	$1,020.86	$4.02	$4.32
Class B	$1,000	$1,000	$879.65	$1,017.34	$7.32	$7.86
Class C	$1,000	$1,000	$879.40	$1,017.34	$7.32	$7.86
Advisor Class	$1,000	$1,000	$885.11	$1,022.37	$2.61	$2.80
Class R	$1,000	$1,000	$881.89	$1,019.86	$4.97	$5.33
Class K	$1,000	$1,000	$883.17	$1,021.11	$3.79	$4.06
Class I	$1,000	$1,000	$885.11	$1,022.37	$2.61	$2.80
*	Expenses are equal to the classes’ annualized expense ratios of 0.85%, 1.55%, 1.55%, 0.55%, 1.05%, 0.80% and 0.55%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Fund Expenses

PORTFOLIO SUMMARY

OCTOBER 31, 2008

PORTFOLIO STATISTICS

Net Assets ($mil): $485.6

*	All data are as of October 31, 2008. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	9

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2008

	Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADES – 37.4%
Industrial – 19.5%
Basic – 4.0%
Alcoa, Inc. 6.75%, 7/15/18(a)	$1,125	$850,622
ArcelorMittal 6.125%, 6/01/18(a)(b)	1,470	1,012,906
6.50%, 4/15/14(a)	150	132,323
BHP Billiton Finance USA Ltd. 7.25%, 3/01/16(a)	1,116	1,060,499
The Dow Chemical Co. 7.375%, 11/01/29(a)	20	16,859
Freeport-McMoRan Copper & Gold, Inc. 8.25%, 4/01/15(a)	630	504,000
Inco Ltd. 7.75%, 5/15/12(a)	4,985	4,991,481
International Paper Co. 4.25%, 1/15/09(a)	630	625,254
5.30%, 4/01/15(a)	235	174,682
7.40%, 6/15/14(a)	1,420	1,193,088
7.95%, 6/15/18(a)	830	672,220
Lubrizol Corp. 4.625%, 10/01/09(a)	150	144,501
Packaging Corp. of America 5.75%, 8/01/13(a)	5,181	4,496,921
PPG Industries, Inc. 5.75%, 3/15/13(a)	1,125	1,050,018
United States Steel Corp. 5.65%, 6/01/13(a)	1,575	1,246,085
6.05%, 6/01/17(a)	1,625	1,086,756
Weyerhaeuser Co. 5.95%, 11/01/08(a)	202	202,000

		19,460,215

Capital Goods – 1.8%
Boeing Capital Corp. 6.50%, 2/15/12(a)	2,555	2,521,486
Caterpillar Financial Services 4.50%, 6/15/09(a)	371	369,089
Hutchison Whampoa International Ltd. 7.45%, 11/24/33(a)(b)	216	134,899
John Deere Capital Corp. 4.875%, 3/16/09(a)	2,110	2,109,652
Lafarge SA 6.15%, 7/15/11(a)	784	742,698
Masco Corp. 6.125%, 10/03/16(a)	1,715	1,213,771

10	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Mohawk Industries, Inc. 6.125%, 1/15/16(a)	$1,555	$1,364,136
Tyco International Finance SA 6.00%, 11/15/13(a)	195	169,130
Waste Management, Inc. 6.875%, 5/15/09(a)	250	251,727

		8,876,588

Communications - Media – 0.7%
British Sky Broadcasting Group PLC 6.875%, 2/23/09(a)	1,511	1,489,503
BSKYB Finance UK PLC 5.625%, 10/15/15(a)(b)	270	230,106
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22(a)	174	167,209
Comcast Cable Communications, Inc. 6.20%, 11/15/08(a)	64	63,971
6.875%, 6/15/09(a)	287	284,655
Comcast Corp. 5.50%, 3/15/11(a)	313	298,886
News America Holdings, Inc. 6.55%, 3/15/33(a)	142	99,759
RR Donnelley & Sons Co. 4.95%, 4/01/14(a)	85	64,294
Time Warner Entertainment Co. 8.375%, 3/15/23(a)	325	290,027
WPP Finance Corp. 5.875%, 6/15/14(a)	149	147,305

		3,135,715

Communications - Telecommunications – 3.5%
AT&T Corp. 8.00%, 11/15/31(a)	80	73,820
British Telecommunications PLC 8.625%, 12/15/10(a)	524	517,728
Embarq Corp. 6.738%, 6/01/13(a)	1,140	991,800
7.082%, 6/01/16(a)	2,505	1,928,850
New Cingular Wireless Services, Inc. 7.875%, 3/01/11(a)	225	224,524
8.125%, 5/01/12(a)	4,295	4,257,548
8.75%, 3/01/31(a)	126	117,200
Pacific Bell Telephone Co. 6.625%, 10/15/34(a)	1,450	1,066,065
Qwest Corp.
7.50%, 10/01/14(a)	1,085	835,450
7.875%, 9/01/11(a)	285	247,237
8.875%, 3/15/12(a)	1,110	971,250

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Telecom Italia Capital SA 4.00%, 11/15/08-1/15/10(a)	$745	$687,939
6.375%, 11/15/33(a)	110	66,143
Telefonos de Mexico SAB de CV 4.50%, 11/19/08(a)	1,392	1,390,394
US Cellular Corp. 6.70%, 12/15/33(a)	1,560	981,786
Verizon Communications, Inc. 4.90%, 9/15/15(a)	180	152,368
5.25%, 4/15/13(a)	815	749,089
Verizon New Jersey, Inc. Series A 5.875%, 1/17/12(a)	220	203,975
Vodafone Group PLC 5.50%, 6/15/11(a)	295	281,764
7.75%, 2/15/10(a)	1,410	1,370,809

		17,115,739

Consumer Cyclical - Automotive – 0.0%
Daimler Finance North America LLC 4.875%, 6/15/10(a)	137	117,743

Consumer Cyclical - Other – 1.1%
Marriott International, Inc. Series J 5.625%, 2/15/13(a)	1,370	1,024,939
MDC Holdings, Inc. 5.50%, 5/15/13(a)	1,155	954,633
Starwood Hotels & Resorts Worldwide, Inc. 6.25%, 2/15/13(a)	1,505	1,107,265
7.375%, 11/15/15(a)	1,269	985,749
7.875%, 5/01/12(a)	1,430	1,247,529
Toll Brothers Finance Corp. 5.15%, 5/15/15(a)	35	24,618
6.875%, 11/15/12(a)	120	97,919

		5,442,652

Consumer Cyclical - Retailers – 0.7%
Limited Brands, Inc. 6.90%, 7/15/17(a)	203	124,420
Lowe’s Cos, Inc. 5.00%, 10/15/15(a)	2,775	2,405,267
Wal-Mart Stores, Inc. 4.25%, 4/15/13(a)	640	621,967

		3,151,654

Consumer Non-Cyclical – 4.6%
Abbott Laboratories 3.50%, 2/17/09(a)	1,560	1,558,133
Baxter FinCo BV 4.75%, 10/15/10(a)	1,285	1,257,651

12	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Bunge Ltd. Finance Corp. 5.10%, 7/15/15(a)	$130	$93,805
5.875%, 5/15/13(a)	965	812,374
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)(b)	310	277,054
ConAgra Foods, Inc. 5.819%, 6/15/17(a)	2,005	1,683,358
6.75%, 9/15/11(a)	1,245	1,216,201
7.875%, 9/15/10(a)	120	119,417
Fisher Scientific International, Inc. 6.125%, 7/01/15(a)	36	32,040
6.75%, 8/15/14(a)	53	46,110
Fortune Brands, Inc. 4.875%, 12/01/13(a)	667	547,914
Kraft Foods, Inc. 6.25%, 6/01/12(a)	5,365	5,134,337
The Kroger Co. 6.80%, 12/15/18(a)	487	427,620
7.25%, 6/01/09(a)	1,500	1,510,799
Reynolds American, Inc. 7.25%, 6/01/13(a)	1,520	1,330,056
7.625%, 6/01/16(a)	1,490	1,222,357
Safeway, Inc. 4.125%, 11/01/08(a)	96	96,000
6.50%, 3/01/11(a)	82	80,000
7.25%, 2/01/31(a)	2,010	1,655,806
Wyeth 5.50%, 2/01/14(a)	3,673	3,441,961

		22,542,993

Energy – 1.4%
Amerada Hess Corp. 7.875%, 10/01/29(a)	98	83,553
Canadian Natural Resources Ltd. 5.15%, 2/01/13(a)	435	393,601
ConocoPhillips 6.375%, 3/30/09(a)	1,510	1,510,584
Gaz Capital SA 6.212%, 11/22/16(a)(b)	3,215	1,896,850
The Premcor Refining Group, Inc. 7.50%, 6/15/15(a)	717	658,227
Statoilhydro Asa 6.36%, 1/15/09(a)	454	454,299
Texaco Capital, Inc. 5.50%, 1/15/09(a)	960	962,844
Weatherford International Ltd. 5.15%, 3/15/13(a)	560	485,931
6.00%, 3/15/18(a)	215	164,225

		6,610,114

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Technology – 1.6%
Cisco Systems, Inc. 5.25%, 2/22/11(a)	$2,540	$2,542,156
Computer Sciences Corp. 5.50%, 3/15/13(a)(b)	805	698,027
Electronic Data Systems Corp. Series B 6.00%, 8/01/13(a)	1,847	1,743,548
International Business Machines Corp. 4.375%, 6/01/09(a)	75	74,757
Motorola, Inc. 6.50%, 9/01/25(a)	855	518,241
7.50%, 5/15/25(a)	30	23,380
7.625%, 11/15/10(a)	28	24,493
Oracle Corp. 4.95%, 4/15/13(a)	684	640,856
5.25%, 1/15/16(a)	280	246,956
Xerox Corp. 7.625%, 6/15/13(a)	60	45,369
9.75%, 1/15/09(a)	1,044	1,040,063

		7,597,846

Transportation - Railroads – 0.1%
Canadian Pacific Railway Co. 6.50%, 5/15/18(a)	320	260,964

Transportation - Services – 0.0%
FedEx Corp. 3.50%, 4/01/09(a)	225	221,357

		94,533,580

Financial Institutions – 14.3%
Banking – 6.2%
ANZ National International Ltd. 6.20%, 7/19/13(a)(b)	635	585,203
Bank of America Corp. 3.375%, 2/17/09(a)	630	621,473
4.875%, 1/15/13(a)	1,555	1,440,017
Bank of Tokyo-Mitsubishi UFJ L 7.40%, 6/15/11(a)	100	94,788
BankAmerica Capital II Series 2 8.00%, 12/15/26(a)	415	320,503
Barclays Bank PLC 8.55%, 6/15/11(a)(b)(c)	339	261,818
The Bear Stearns Co., Inc. 5.55%, 1/22/17(a)	315	266,941
5.70%, 11/15/14(a)	1,655	1,461,731
7.625%, 12/07/09(a)	838	841,099

14	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Citicorp, Inc. Series MTNF 6.375%, 11/15/08(a)	$54	$53,992
Citigroup, Inc. 3.625%, 2/09/09(a)	1,580	1,560,982
5.50%, 4/11/13(a)	1,015	928,451
6.50%, 8/19/13(a)	1,015	962,178
Compass Bank 5.50%, 4/01/20(a)	1,774	1,306,501
Huntington National Bank 4.375%, 1/15/10(a)	183	167,798
JP Morgan Chase & Co. 3.50%, 3/15/09(a)	1,580	1,573,740
JP Morgan Chase Capital XXV Series Y 6.80%, 10/01/37(a)	430	309,489
Marshall & Ilsley Bank 4.85%, 6/16/15(a)	1,545	944,355
5.00%, 1/17/17(a)	1,695	940,883
Mellon Funding Corp. 3.25%, 4/01/09(a)	861	850,888
Morgan JP & Co., Inc. 6.25%, 1/15/09(a)	1,424	1,422,337
MUFG Capital Finance 1 Ltd. 6.346%, 7/25/16(a)(c)	115	80,500
National City Bank of Ohio 6.25%, 3/15/11(a)	1,515	1,318,930
RBS Capital Trust III 5.512%, 9/30/14(a)(c)	358	164,454
Regions Financial Corp. 6.375%, 5/15/12(a)	1,510	1,300,501
Resona Preferred Global Securities 7.191%, 7/30/15(a)(b)(c)	176	84,480
Royal Bank of Scotland Group PLC 6.40%, 4/01/09(a)	908	904,302
SouthTrust Corp. 5.80%, 6/15/14(a)	1,470	1,214,417
Sumitomo Mitsui Banking Corp. 5.625%, 10/15/15(a)(b)(c)	107	75,970
UBS Preferred Funding Trust I 8.622%, 10/01/10(a)(c)	503	372,931
UFJ Finance Aruba AEC 6.75%, 7/15/13(a)	172	181,738
Union Bank of California 5.95%, 5/11/16(a)	1,580	1,116,314
Union Planters Corp. 7.75%, 3/01/11(a)	1,002	901,595
US Bancorp 5.30%, 4/28/09(a)	1,530	1,526,264

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Wachovia Corp. 5.50%, 5/01/13(a)	$1,445	$1,356,637
5.625%, 12/15/08(a)	393	390,267
Wells Fargo & Co. 3.125%, 4/01/09(a)	1,570	1,564,068
4.20%, 1/15/10(a)	457	450,244
Zions Banc Corp. 5.50%, 11/16/15(a)	170	113,667

		30,032,446

Brokerage – 1.3%
The Goldman Sachs Group, Inc. 3.875%, 1/15/09(a)	1,252	1,241,873
6.65%, 5/15/09(a)	875	865,980
7.35%, 10/01/09(a)	63	62,972
Merrill Lynch & Co., Inc. 6.00%, 2/17/09(a)	1,416	1,406,414
6.05%, 5/16/16(a)	586	474,251
Series MTNC 4.125%, 1/15/09(a)	455	451,720
Morgan Stanley 5.625%, 1/09/12(a)	1,310	1,140,077
6.60%, 4/01/12(a)	855	765,768

		6,409,055

Finance – 3.6%
American General Finance Corp. 4.625%, 5/15/09(a)	530	336,137
Capital One Bank 4.25%, 12/01/08(a)	300	297,820
5.00%, 6/15/09(a)	1,555	1,443,810
Capital One Financial Corp. 4.80%, 2/21/12(a)	1,300	1,095,481
5.50%, 6/01/15(a)	37	30,826
6.75%, 9/15/17(a)	345	298,713
CIT Group, Inc. 5.85%, 9/15/16(a)	1,520	758,019
7.625%, 11/30/12(a)	1,285	751,417
Series MTN 5.125%, 9/30/14(a)	315	158,184
Countrywide Financial Corp. 6.25%, 5/15/16(a)	62	54,797
Series MTN 5.80%, 6/07/12(a)	44	40,918
Countrywide Home Loans, Inc. Series MTNL 4.00%, 3/22/11(a)	4	3,689
General Electric Capital Corp. 4.80%, 5/01/13(a)	2,960	2,660,111

16	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Household Finance Corp. 4.125%, 12/15/08(a)	$775	$770,195
HSBC Finance Corp. 5.875%, 2/01/09(a)	675	671,616
6.50%, 11/15/08(a)	1,525	1,523,626
7.00%, 5/15/12(a)	845	790,415
International Lease Finance Corp. 5.65%, 6/01/14(a)	175	111,709
6.375%, 3/15/09(a)	1,525	1,389,723
SLM Corp. Series A 5.45%, 4/25/11(a)	1,595	1,195,298
Series MTN 5.125%, 8/27/12(a)	385	257,126
Series MTNA 5.375%, 1/15/13-5/15/14(a)	3,400	2,125,018
5.40%, 10/25/11(a)	1,101	779,966

		17,544,614

Insurance – 1.7%
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16(a)	650	534,925
The Allstate Corp. 6.125%, 5/15/37(a)(c)	1,520	849,650
Assurant, Inc. 5.625%, 2/15/14(a)	92	83,838
Genworth Financial, Inc. 4.75%, 6/15/09(a)	587	485,151
5.231%, 5/16/09(a)	519	420,418
6.515%, 5/22/18(a)	1,395	678,301
Humana, Inc. 6.30%, 8/01/18(a)	166	123,418
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)(b)	167	143,402
Prudential Financial, Inc. Series MTND 5.15%, 1/15/13(a)	905	776,628
UnitedHealth Group, Inc. 4.125%, 8/15/09(a)	573	569,854
4.875%, 3/15/15(a)	1,855	1,591,033
5.25%, 3/15/11(a)	1,390	1,342,187
XL Capital Ltd. 5.25%, 9/15/14(a)	824	547,269

		8,146,074

REITS – 1.5%
HCP, Inc. 5.95%, 9/15/11(a)	1,550	1,391,537
Healthcare Realty Trust, Inc. 5.125%, 4/01/14(a)	845	717,456
8.125%, 5/01/11(a)	1,450	1,490,317

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	17

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Mack-Cali Realty LP 7.25%, 3/15/09(a)	$240	$241,463
Nationwide Health Properties, Inc. 6.50%, 7/15/11(a)	1,515	1,368,571
Simon Property Group LP 5.00%, 3/01/12(a)	1,490	1,265,226
5.625%, 8/15/14(a)	1,169	910,173

		7,384,743

		69,516,932

Utility – 3.6%
Electric – 2.4%
Carolina Power & Light Co. 6.50%, 7/15/12(a)	345	326,908
Exelon Corp. 6.75%, 5/01/11(a)	280	267,006
FirstEnergy Corp. Series B 6.45%, 11/15/11(a)	5,385	5,072,605
Series C 7.375%, 11/15/31(a)	279	216,398
MidAmerican Energy Holdings Co. 5.875%, 10/01/12(a)	162	153,382
Nisource Finance Corp. 6.80%, 1/15/19(a)	1,465	1,057,906
7.875%, 11/15/10(a)	154	139,048
Pacific Gas & Electric Co. 3.60%, 3/01/09(a)	1,565	1,551,195
Progress Energy, Inc. 7.10%, 3/01/11(a)	2,324	2,303,300
Public Service Company of Colorado Series 10 7.875%, 10/01/12(a)	176	176,604
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)(b)	283	272,158
Wisconsin Energy Corp. 6.25%, 5/15/67(a)(c)	140	72,800

		11,609,310

Natural Gas – 1.0%
Duke Energy Field Services Corp. 7.875%, 8/16/10(a)	94	94,789
Energy Transfer Partners LP 6.70%, 7/01/18(a)	1,205	981,441
7.50%, 7/01/38(a)	1,365	1,036,282
Enterprise Products Operating LP Series B 5.60%, 10/15/14(a)	157	131,570
Sempra Energy 4.75%, 5/15/09(a)	1,545	1,523,350

18	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

TransCanada Pipelines Ltd. 6.35%, 5/15/67(a)(c)	$1,670	$1,159,249
Williams Co., Inc. 7.875%, 9/01/21(a)	95	78,375

		5,005,056

Other Utility – 0.2%
Veolia Environnement 6.00%, 6/01/18(a)	935	758,479

		17,372,845

Total Corporates - Investment Grades (cost $210,590,111)		181,423,357

MORTGAGE PASS-THRU’S – 31.9%
Agency Fixed Rate 30-Year – 28.8%
Federal Gold Loan Mortgage Corp. Series 2005 4.50%, 8/01/35-11/01/35(a)	2,508	2,279,795
Series 2007 4.50%, 1/01/37(a)	17,758	16,125,391
5.50%, 7/01/35(a)	407	398,299
7.00%, 2/01/37(a)	7,653	7,809,843
Federal Home Loan Mortgage Corp. Series 2008 5.50%, 4/01/38(a)	12,058	11,765,938
Federal National Mortgage Association Series 2003 5.00%, 11/01/33(a)	410	389,074
5.50%, 4/01/33-7/01/33(a)	3,850	3,770,169
Series 2004 5.50%, 4/01/34-11/01/34(a)	1,912	1,871,414
6.00%, 9/01/34(a)	732	733,078
Series 2005 4.50%, 8/01/35(a)	1,254	1,139,923
5.50%, 2/01/35(a)	1,397	1,368,306
Series 2006 5.00%, 2/01/36(a)	3,807	3,609,993
5.50%, 4/01/36(a)	12,728	12,448,542
6.00%, 2/01/36(a)	4,625	4,631,624
Series 2007 4.50%, 9/01/35(a)	910	830,079
5.00%, 11/01/35-7/01/36(a)	13,814	13,099,308
5.50%, 11/01/36-8/01/37(a)	19,229	18,826,105
6.50%, 8/01/37-12/01/37(a)	15,835	16,065,693
Series 2008 5.50%, 3/01/37(a)	14,902	14,575,691
Government National Mortgage Association Series 1990 9.00%, 12/15/19(a)	0	184

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	19

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 1999 8.15%, 9/15/20(a)	$260	$277,155
Series 2000 9.00%, 12/15/09(a)	29	29,134
Series 2003 5.50%, 7/15/33(a)	8,155	8,021,457

		140,066,195

Agency ARMS – 2.2%
Federal Home Loan Mortgage Corp. Series 2006 5.903%, 1/01/37(a)(d)	428	430,247
Series 2007 5.893%, 3/01/37(a)(d)	5,091	5,116,281
5.921%, 1/01/37(a)(d)	5,291	5,317,552

		10,864,080

Agency Fixed Rate 15-Year – 0.9%
Government National Mortgage Association Series 1997 8.00%, 3/15/12(a)	989	1,013,523
Series 2001 7.50%, 12/15/14(a)	2,976	3,124,948

		4,138,471

Total Mortgage Pass-Thru’s (cost $156,776,767)		155,068,746

COMMERCIAL MORTGAGE-BACKED SECURITIES – 13.9%
Non-Agency Fixed Rate CMBS – 13.9%
Banc of America Commercial Mortgage, Inc. Series 2001-PB1, Class A2 5.787%, 5/11/35(a)	288	274,887
Series 2004-4, Class A3 4.128%, 7/10/42(a)	365	356,454
Series 2004-6, Class A2 4.161%, 12/10/42(a)	472	458,169
Series 2006-5, Class A4 5.414%, 9/10/47(a)	3,160	2,428,261
Bear Stearns Commercial Mortgage Securities, Inc. Series 2002-TOP6, Class A2 6.46%, 10/15/36(a)	2,918	2,772,685
Series 2005-T18, Class A4 4.933%, 2/13/42(a)	610	493,597
Series 2006-PW11, Class A2 5.575%, 3/11/39(a)	2,965	2,748,252
Series 2006-PW12, Class A4 5.718%, 9/11/38(a)	290	230,819

20	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2006-T24, Class A4 5.537%, 10/12/41(a)	$2,475	$1,916,265
Series 2007-PW18, Class A4 5.70%, 6/11/50(a)	3,025	2,252,634
Citigroup Commercial Mortgage Trust Series 2004-C1, Class A4 5.356%, 4/15/40(a)	560	478,648
Series 2008-C7, Class A4 6.096%, 12/10/49(a)	2,890	2,230,779
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46(a)	2,130	1,599,906
Credit Suisse First Boston Mortgage Securities Corp. Series 2003-CK2, Class A2 3.861%, 3/15/36(a)	36	34,712
Series 2004-C1, Class A4 4.75%, 1/15/37(a)	180	152,599
Series 2005-C1, Class A4 5.014%, 2/15/38(a)	534	435,809
Series 2005-C5, Class A3 5.10%, 8/15/38(a)	2,870	2,460,808
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 6.021%, 6/15/38(a)	2,850	2,272,964
Series 2006-C5, Class A3 5.311%, 12/15/39(a)	1,600	1,177,522
GE Capital Commercial Mortgage Corp. Series 2005-C3, Class A3FX 4.863%, 7/10/45(a)	585	554,338
Greenwich Capital Commercial Funding Corp. Series 2003-C1, Class A4 4.111%, 7/05/35(a)	388	326,275
Series 2005-GG3, Class A2 4.305%, 8/10/42(a)	642	617,747
Series 2007-GG9, Class A4 5.444%, 3/10/39(a)	2,980	2,222,023
GS Mortgage Securities Corp. II Series 2004-GG2, Class A6 5.396%, 8/10/38(a)	375	317,506
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP1, Class A4 5.038%, 3/15/46(a)	649	525,015
Series 2005-LDP3, Class A2 4.851%, 8/15/42(a)	515	485,128
Series 2005-LDP4, Class A2 4.79%, 10/15/42(a)	340	320,364

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	21

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2006-CB14, Class A4 5.481%, 12/12/44(a)	$1,455	$1,132,453
Series 2006-CB15, Class A4 5.814%, 6/12/43(a)	2,335	1,836,416
Series 2006-CB16, Class A4 5.552%, 5/12/45(a)	1,810	1,389,374
Series 2006-CB17, Class A4 5.429%, 12/12/43(a)	4,655	3,511,873
Series 2007-C1, Class A4 5.716%, 2/15/51(a)	2,965	2,169,954
LB-UBS Commercial Mortgage Trust Series 2003-C3, Class A4 4.166%, 5/15/32(a)	555	465,582
Series 2004-C4, Class A4 5.124%, 6/15/29(a)	195	166,797
Series 2004-C8, Class A2 4.201%, 12/15/29(a)	381	369,585
Series 2005-C1, Class A4 4.742%, 2/15/30(a)	426	343,663
Series 2005-C7, Class A4 5.197%, 11/15/30(a)	435	352,421
Series 2006-C6, Class A4 5.372%, 9/15/39(a)	3,360	2,560,835
Series 2006-C7, Class A3 5.347%, 11/15/38(a)	2,970	2,194,442
Merrill Lynch Countrywide Commercial Mortgage Trust Series 2006-2, Class A4 5.909%, 6/12/46(a)	220	176,209
Series 2007-9, Class A4 5.70%, 9/12/49(a)	2,940	2,185,285
Merrill Lynch Mortgage Trust Series 2005-CKI1, Class A6 5.242%, 11/12/37(a)	360	291,301
Series 2005-MKB2, Class A2 4.806%, 9/12/42(a)	785	758,063
Morgan Stanley Capital
Series 2005-T17, Class A5 4.78%, 12/13/41(a)	405	328,371
Series 2007-HQ13, Class A3 5.569%, 12/15/44(a)	2,910	2,128,637
Morgan Stanley Capital I Series 2005-HQ5, Class A4 5.168%, 1/14/42(a)	944	779,883
Series 2005-HQ6, Class A4A 4.989%, 8/13/42(a)	3,225	2,586,231
Series 2007-IQ15, Class A4 5.881%, 6/11/49(a)	1,640	1,248,915

22	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Prudential Securities Secured Financing Corp. Series 1999-NRF1, Class AEC 0.839%, 11/01/31(a)(b)(e)	$102,037	$1,110,017
Wachovia Bank Commercial Mortgage Trust Series 2006-C27, Class A3 5.765%, 7/15/45(a)	2,885	2,171,908
Series 2007-C31, Class A4 5.509%, 4/15/47(a)	2,925	2,143,481
Series 2007-C32, Class A2 5.924%, 6/15/49(a)	2,835	2,470,376
Series 2007-C32, Class A3 5.929%, 6/15/49(a)	2,935	2,190,389

Total Commercial Mortgage-Backed Securities (cost $83,362,443)		67,206,627

BANK LOANS – 4.5%
Industrial – 3.8%
Basic – 0.6%
Celanese US Holdings LLC 5.55%, 4/02/14(c)	746	597,798
Dealer Computer Services, Inc. 5.17%, 10/26/12(c)	721	457,518
Georgia-Pacific Corp. 4.57%-5.51%, 12/20/12(c)	476	395,791
Hexion Specialty 6.06%, 5/05/13(c)	133	92,017
6.19%, 5/05/13(c)	613	423,596
Newpage Corp. 7.00%, 12/22/14(c)	372	303,954
Univar Corp. Opco 6.76%, 10/10/14(c)	496	337,450
Wimar Opco LLC 7.25%, 1/03/12(c)	500	217,145

		2,825,269

Capital Goods – 0.1%
Sequa Corp. 5.94%-7.02%, 12/03/14(c)	278	203,134
URS Corp. 5.73%, 5/15/13(c)	398	348,052

		551,186

Communications - Media – 0.6%
CSC Holdings, Inc. (Cablevision) 4.57%, 3/29/13(c)	746	633,449
IDEARC, Inc. (Verizon) 5.12%-5.77%, 11/17/14(c)	990	410,818
Metro-Goldwyn Mayer 7.01%, 4/09/12(c)	746	351,448

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	23

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Thomson Learning 5.62%, 7/03/14(c)	$990	$732,600
Univision Communications, Inc. 5.25%, 9/29/14(c)	500	270,155
VML US Finance LLC 6.02%, 5/27/13(c)	500	316,500
Wide Open West Finance LLC 5.31%-6.27%, 6/30/14(c)	500	302,500

		3,017,470

Communications - Telecommunications – 0.5%
Alltel Corp. 5.50%, 5/15/15(c)	743	705,375
Cequel Communications LLC 4.80%-6.33%, 11/05/13(c)	495	360,341
Level 3 Communications 7.00%, 3/13/14(c)	750	537,660
Nielsen Finance LLC 4.80%, 8/09/13(c)	495	356,366
Telesat Canada 5.89%-6.77%, 10/31/14(c)	59	44,733
5.81%-6.52%, 10/31/14(c)	686	520,837

		2,525,312

Consumer Cyclical - Automotive – 0.1%
Ford Motor Co. 7.59%, 12/15/13(c)	746	407,427

Consumer Cyclical - Other – 0.3%
Building Material Holdings 6.50%-6.63%, 2/22/14(c)	495	344,038
Hanesbrands, Inc. 5.25%-5.27%, 9/05/13(c)	400	339,870
Harrah’s Operating Co., Inc. 6.54%-6.76%, 1/28/15(c)	995	674,013
Las Vegas Sands LLC 5.52%, 5/23/14(c)	397	225,264

		1,583,185

Consumer Cyclical - Retailers – 0.2%
Neiman Marcus Group, Inc. 4.57%, 4/08/13(c)	600	451,800
Rite Aid Corp. 4.57%-5.52%, 6/04/14(c)	498	368,150

		819,950

Consumer Non-Cyclical – 0.8%
Aramark Corp. 2.46%, 1/26/14(c)	30	24,768
5.64%, 1/26/14(c)	467	389,861

24	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Carestream Health, Inc. 5.42%-5.76%, 4/30/13(c)	$724	$462,656
Community Health Services, Inc. 7/25/14(g)	35	28,103
5.06%-5.97%, 7/25/14(c)	680	549,316
HCA, Inc. 6.01%, 11/18/13(c)	990	816,510
Health Management Associates 5.51%, 2/28/14(c)	709	493,657
Mylan Laboratories, Inc. 6.63%-7.06%, 10/02/14(c)	347	296,485
Supervalu, Inc. 3.27%, 6/02/12(c)	682	572,693

		3,634,049

Energy – 0.1%
Infrastrux Group, Inc. 6.87%, 11/03/12(c)(f)	492	452,691

Services – 0.2%
Chrysler Financial Services Americas LLC 6.82%, 8/03/12(c)	495	332,422
Travelport 5.37%, 8/23/13(c)	742	438,064

		770,486

Technology – 0.3%
Asurion Corp. 5.80%-7.09%, 7/03/14(c)	500	369,065
Freescale Semiconductor, Inc. 5.47%, 11/29/13(c)	792	528,128
Sungard Data Systems, Inc. 4.55%, 2/28/14(c)	742	566,581

		1,463,774

Transportation - Airlines – 0.0%
Delta Airlines 6.25%, 4/30/14(c)	336	177,971

		18,228,770

Utility – 0.5%
Electric – 0.5%
FirstLight Power Resources, Inc. 3.66%, 11/01/13(c)	164	135,081
5.75%, 11/01/13(c)	1,271	1,048,390
7.71%, 5/01/14(c)	852	672,875
Texas Competitive Electronics 6.30%-7.64%, 10/10/14(c)	990	775,170

		2,631,516

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	25

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Financial Institutions – 0.2%
Brokerage – 0.1%
Ameritrade Holdings Corp. 4.50%, 12/31/12(c)	$400	$322,320

Finance – 0.1%
First Data Corp. 5.95%-6.51%, 9/24/14(c)	990	721,462

		1,043,782

Total Bank Loans (cost $28,957,857)		21,904,068

CMOS – 3.6%
Non-Agency ARMS – 2.1%
Adjustable Rate Mortgage Trust Series 2005-4, Class 3A1 4.945%, 8/25/35(a)(c)	2,443	1,753,276
Bear Stearns Alt-A Trust Series 2007-1, Class 21A1 5.717%, 1/25/47(a)(c)	2,387	1,330,791
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.11%, 5/25/35(a)(c)	3,029	2,154,846
Series 2006-AR1, Class 3A1 5.50%, 3/25/36(a)(d)	643	435,238
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 6.19%, 5/25/36(a)(c)	1,832	850,417
JP Morgan Alternative Loan Trust Series 2006-A4, Class A1 5.95%, 9/25/36(a)(c)	1,862	1,537,639
Residential Funding Mortgage Securities, Inc. Series 2005-SA3, Class 3A 5.24%, 8/25/35(a)(c)	2,752	2,169,030

		10,231,237

Non-Agency Floating Rate – 0.8%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 3.665%, 12/25/35(a)(d)	186	104,015
Series 2006-OA14, Class 3A1 3.515%, 11/25/46(a)(d)	2,620	1,362,081
Series 2007-OA3, Class M1 3.569%, 4/25/47(a)(d)	180	6,750
Greenpoint Mortgage Funding Trust Series 2005-AR5, Class M2 3.909%, 11/25/45(a)(d)	997	43,603

26	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 6.066%, 7/25/36(a)(c)	$2,005	$1,137,077
Structured Asset Securities Corp. Series 2003-6A, Class B3 5.265%, 3/25/33(a)(c)	1,101	330,616
Washington Mutual Mortgage Pass Through Series 2007-OA1, Class A1A 3.365%, 2/25/47(a)(d)	2,235	1,025,200

		4,009,342

Non-Agency Fixed Rate – 0.5%
Deutsche Mortgage Securities, Inc. Series 2005-WF1, Class 1A1 5.093%, 6/26/35(a)(b)	861	771,964
Structured Asset Securities Corp. Series 2002-3, Class B3 6.50%, 3/25/32(a)	2,755	1,460,220

		2,232,184

Agency Floating Rate – 0.2%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 3.709%, 5/28/35(a)(d)	65	57,544
Government National Mortgage Association Series 2006-39, Class IO 0.966%, 7/16/46(a)(e)	22,810	757,612

		815,156

Total CMOs (cost $28,965,721)		17,287,919

INFLATION-LINKED SECURITIES – 2.1%
U.S. Treasury Notes 3.00%, 7/15/12 (TIPS)(a) (cost $11,451,105)	10,462	10,203,089

AGENCIES – 1.3%
Agency Debentures – 1.3%
Federal Home Loan Mortgage Corp. 5.125%, 11/17/17(a)	2,930	2,905,822
Federal National Mortgage Association 6.25%, 5/15/29(a)	2,340	2,512,030
6.625%, 11/15/30(a)	880	994,553

Total Agencies (cost $6,891,510)		6,412,405

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	27

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 1.1%
Industrial – 0.8%
Basic – 0.3%
Ineos Group Holdings PLC 8.50%, 2/15/16(a)(b)	$110	$40,700
Steel Capital SA for OAO Severstal 9.75%, 7/29/13(a)(b)	545	228,900
Stora Enso Oyj 7.375%, 5/15/11(a)	1,475	1,351,289
Westvaco Corp. 8.20%, 1/15/30(a)	85	67,877

		1,688,766

Capital Goods – 0.1%
Owens Corning, Inc. 6.50%, 12/01/16(a)	955	710,913

Communications - Media – 0.0%
Cablevision Systems Corp. Series B 8.00%, 4/15/12(a)	105	88,331
Clear Channel Communications, Inc. 5.50%, 9/15/14(a)	275	61,875
DirecTV Holdings LLC 6.375%, 6/15/15(a)	100	83,000

		233,206

Communications - Telecommunications – 0.2%
Nextel Communications, Inc. Series E 6.875%, 10/31/13(a)	365	208,050
Qwest Communications International, Inc. 7.50%, 2/15/14(a)	60	40,800
Series B 7.50%, 2/15/14(a)	35	24,062
Sprint Capital Corp. 8.375%, 3/15/12(a)	626	503,930

		776,842

Consumer Cyclical - Automotive – 0.0%
General Motors Corp. 8.25%, 7/15/23(a)	130	41,600

Consumer Cyclical - Other – 0.1%
Centex Corp. 5.45%, 8/15/12(a)	309	216,300
Harrah’s Operating Co., Inc. 5.625%, 6/01/15(a)	56	8,960
5.75%, 10/01/17(a)	20	3,100
6.50%, 6/01/16(a)	69	10,867

28	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

MGM Mirage 8.375%, 2/01/11(a)	$95	$55,100

		294,327

Transportation - Airlines – 0.1%
United Air Lines, Inc. 6.636%, 7/02/22(a)	628	376,778

		4,122,432

Utility – 0.2%
Electric – 0.2%
Dynegy Holdings, Inc. 8.375%, 5/01/16(a)	645	477,300
Edison Mission Energy 7.00%, 5/15/17(a)	100	79,125
NRG Energy, Inc. 7.25%, 2/01/14(a)	120	105,000
7.375%, 2/01/16(a)	90	77,625

		739,050

Financial Institutions – 0.1%
Brokerage – 0.1%
Lehman Brothers Holdings, Inc. 5.00%, 1/14/11(a)(h)	520	67,600
7.875%, 11/01/19(a)(h)	615	79,950
Series MTNG 4.80%, 3/13/14(a)(h)	79	10,270
Series MTNI 6.20%, 9/26/14(a)(h)	1,476	191,880

		349,700

Insurance – 0.0%
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)(b)	165	81,373

REITS – 0.0%
American Real Estate Partners Sr Nt 7.125%, 2/15/13(a)	70	44,100

		475,173

Total Corporates - Non-Investment Grades (cost $9,892,979)		5,336,655

ASSET-BACKED SECURITIES – 0.9%
Home Equity Loans - Floating Rate – 0.5%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 4.33%, 12/25/32(a)(d)	167	147,259

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	29

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Credit-Based Asset Servicing & Securitization LLC. Series 2003-CB1, Class AF 3.95%, 1/25/33(a)(i)	$316	$274,104
GE-WMC Mortgage Securities LLC Series 2005-2, Class A2B 3.429%, 12/25/35(a)(d)	126	121,627
HFC Home Equity Loan Asset Backed Certificates Series 2005-3, Class A1 4.538%, 1/20/35(a)(d)	183	127,748
Series 2007-2, Class M1 4.588%, 7/20/36(a)(d)	600	307,211
Household Home Equity Loan Trust Series 2007-1, Class M1 4.658%, 3/20/36(a)(d)	1,250	790,608
HSI Asset Securitization Corp. Trust Series 2006-OPT2, Class M2 3.649%, 1/25/36(a)(d)	205	87,394
Lehman XS Trust Series 2005-5N, Class M2 3.909%, 11/25/35(a)(d)	1,000	50,000
Series 2006-18N, Class M2 3.669%, 12/25/36(a)(d)	3,002	93,797
Newcastle Mortgage Securities Trust Series 2007-1, Class 2A1 3.39%, 4/25/37(a)(d)	459	404,939
RAAC Series Series 2006-SP3, Class A1 3.339%, 8/25/36(a)(d)	64	60,304
Residential Asset Mortgage Products, Inc. Series 2005-RS3, Class AIA2 3.429%, 3/25/35(a)(d)	46	39,560

		2,504,551

Other ABS - Fixed Rate – 0.3%
DB Master Finance, LLC Series 2006-1, Class A2 5.779%, 6/20/31(a)(b)	1,495	1,196,401

Home Equity Loans - Fixed Rate – 0.1%
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33(a)	147	98,663
Countrywide Asset-Backed Certificates Series 2007-S1, Class A3 5.81%, 11/25/36(a)	575	267,020

30	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Credit-Based Asset Servicing & Securitization LLC. Series 2005-CB7, Class AF2 5.147%, 11/25/35(a)	$49	$47,543
Nationstar NIM Trust Series 2007-A, Class A 9.97%, 3/25/37(a)(b)	18	1,448
Residential Funding Mortgage Securities II, Inc. Series 2005-HI2, Class A3 4.46%, 5/25/35(a)	55	54,119

		468,793

Other ABS - Floating Rate – 0.0%
Neapolitan Segregated Portfolio Series 2007-1A, Class I 4.42%, 3/30/46(d)(j)(k)	500	21,250
Petra CRE CDO Ltd. Series 2007-1A, Class C 4.359%, 2/25/47(a)(b)(d)	800	200,000

		221,250

Total Asset-Backed Securities (cost $11,039,857)		4,390,995

GOVERNMENTS - SOVEREIGN BONDS – 0.8%
Brazil – 0.1%
Republic of Brazil 8.25%, 1/20/34(a)	655	635,350

Russia – 0.7%
Russian Federation 7.50%, 3/31/30(a)(b)	3,689	3,225,859

Total Governments - Sovereign Bonds (cost $4,972,567)		3,861,209

QUASI-SOVEREIGNS – 0.6%
Quasi-Sovereign Bonds – 0.6%
Russia – 0.6%
RSHB Capital SA for OJSC Russian Agricultural Bank 6.299%, 5/15/17(a)(b)	1,565	836,023
7.75%, 5/29/18(a)(b)	3,025	1,905,750

Total Quasi-Sovereigns (cost $4,496,384)		2,741,773

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	31

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 0.4%
Treasuries – 0.4%
U.S. Treasury Bonds 4.50%, 2/15/36(a) (cost $2,021,420)	$2,089	$2,127,476

SUPRANATIONALS – 0.3%
European Investment Bank 5.125%, 5/30/17(a) (cost $1,533,821)	1,490	1,555,240

	Shares
PREFERRED STOCKS – 0.0%
Non Corporate Sectors – 0.0%
Agencies - Government Sponsored – 0.0%
Federal Home Loan Mortgage Corp. Series Z 8.375%(a)	22,200	34,410
Federal National Mortgage Association 8.25%(a)(c)	32,900	69,090

Total Preferred Stocks (cost $1,377,500)		103,500

Total Investments – 98.8% (cost $562,330,042)		479,623,059
Other assets less liabilities – 1.2%		6,009,184

Net Assets – 100.0%		$485,632,243

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Citigroup	$36,500	9/17/10	3 Month LIBOR	2.788%	$(27,993)
Citigroup	9,000	9/17/13	3 Month LIBOR	3.550%	(102,733)
Citigroup	15,785	9/17/18	3 Month LIBOR	4.153%	(383,792)

FINANCIAL FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at October 31, 2008	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 10 Yr Futures	229	December 2008	$26,375,023	$25,894,890	$(480,133)

Sold Contracts
U.S. T-Note 5 Yr Futures	118	December 2008	13,305,837	13,364,421	(58,584)

					$(538,717)

32	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at October 31, 2008	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
New Zealand Dollar settling 11/10/08	4,192	$2,446,120	$2,439,465	$(6,655)
New Zealand Dollar settling 11/10/08	2,286	1,526,930	1,330,414	(196,516)
New Zealand Dollar settling 11/10/08	4,214	2,504,895	2,452,025	(52,870)
Norwegian Krone settling 12/15/08	92,217	13,995,545	13,649,590	(345,956)
Norwegian Krone settling 12/15/08	10,296	1,484,410	1,524,047	39,637
Swedish Krona settling 11/19/08	111,642	15,678,983	14,380,118	(1,298,865)
Swedish Krona settling 11/19/08	7,310	947,987	941,558	(6,429)
Swiss Franc settling 11/13/08	977	868,712	842,667	(26,045)
Swiss Franc settling 11/13/08	805	706,319	694,645	(11,674)

Sale Contracts:
New Zealand Dollar settling 11/10/08	2,308	1,532,183	1,342,974	189,209
New Zealand Dollar settling 11/10/08	4,192	2,572,006	2,439,465	132,541
Norwegian Krone settling 12/15/08	4,338	624,625	642,098	(17,474)
Swedish Krona settling 11/19/08	5,362	737,282	690,687	46,595
Swiss Franc settling 11/13/08	15,724	13,889,704	13,560,598	329,106

(a)	Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $457,503,591.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2008, the aggregate market value of these securities amounted to $15,271,308 or 3.1% of net assets.

(c)	Variable rate coupon, rate shown as of October 31, 2008.

(d)	Floating Rate Security. Stated interest rate was in effect at October 31, 2008.

(e)	IO—Interest Only

(f)	Pay-In-Kind Payments (PIK).

(g)	This position represents unfunded or partially unfunded loan commitments. Investments in unfunded loan commitments obligate the Portfolio to fund these commitments at the borrower’s discretion. At period end, the market value and unrealized gain/(loss) of these unfunded loan commitments amounted to $28,103 and $(5,503), respectively. The coupon rate will be determined at the time of funding and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(h)	Security is in default and is non-income producing.

(i)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2008.

(j)	Illiquid security, valued at fair value.

(k)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.00% of net assets as of October 31, 2008, is considered illiquid and restricted.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	33

Portfolio of Investments

Restricted Securities	Acquisition Date	Acquisition Cost	Market Value	Percentage of Net Assets
Neapolitan Segregated Portfolio Series 2007-1A, Class I 4.42%, 3/30/46	5/04/07	$500,255	$21,250	0.00%

The Portfolio currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of October 31, 2008, the Portfolio’s total exposure to subprime investments was 2.27%. These investments are valued in accordance with the Portfolio’s Valuation Policies (see Note A for additional details).

Glossary:

ABS – Asset-Backed Securities
ARMs – Adjustable Rate Mortgages
CMBS – Commercial Mortgage-Backed Securities
CMOs – Collateralized Mortgage Obligations
LIBOR – London Interbank Offered Rates
OJSC – Open Joint Stock Company
REITS – Real Estate Investment Trusts
TIPS – Treasury Inflation Protected Security

See notes to financial statements.

34	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2008

Assets
Investments in securities, at value (cost $562,330,042)	$479,623,059
Cash	343,320 (a)
Interest and dividends receivable	6,209,365
Receivable for investment securities sold	4,115,195
Receivable for capital stock sold	1,693,460
Unrealized appreciation of forward currency exchange contracts	737,088
Other asset (see Note G)	75,922

Total assets	492,797,409

Liabilities
Due to custodian	282,047
Payable for capital stock redeemed	2,788,412
Unrealized depreciation of forward currency exchange contracts	1,962,484
Dividends payable	780,321
Unrealized depreciation of swap contracts	514,518
Distribution fee payable	170,750
Advisory fee payable	152,348
Payable for variation margin on futures contracts	97,906
Transfer Agent fee payable	46,738
Payable for investment securities purchased	44,548
Accrued expenses and other liabilities	325,094

Total liabilities	7,165,166

Net Assets	$485,632,243

Composition of Net Assets
Capital stock, at par	$55,372
Additional paid-in capital	660,227,970
Undistributed net investment income	349,392
Accumulated net realized loss on investment and foreign currency transactions	(90,017,017)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(84,983,474)

$485,632,243

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$360,606,295	41,109,848	$8.77	*

B	$31,206,863	3,557,711	$8.77

C	$51,708,040	5,906,221	$8.75

Advisor	$33,139,251	3,776,338	$8.78

R	$72,637	8,280	$8.77

K	$3,784,322	431,108	$8.78

I	$5,114,835	582,772	$8.78

*	The maximum offering price per share for Class A shares was $9.16 which reflects a sales charge of 4.25%.

(a)	An amount of $343,320 has been segregated to collateralize margin requirements for open futures contracts outstanding at October 31, 2008.

See notes to financial statements.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	35

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended October 31, 2008

Investment Income
Interest	$30,908,075
Dividends
Affiliated issuers	793,705
Unaffiliated issuers	81,258	$31,783,038

Expenses
Advisory fee (see Note B)	2,586,786
Distribution fee—Class A	1,259,146
Distribution fee—Class B	478,630
Distribution fee—Class C	585,483
Distribution fee—Class R	3,213
Distribution fee—Class K	16,625
Transfer agency—Class A	823,228
Transfer agency—Class B	109,541
Transfer agency—Class C	117,946
Transfer agency—Advisor Class	71,236
Transfer agency—Class R	901
Transfer agency—Class K	11,305
Transfer agency—Class I	2,039
Custodian	289,943
Printing	143,443
Legal	101,642
Administrative	99,500
Registration fees	99,223
Audit	80,466
Directors’ fees	47,664
Miscellaneous	14,561

Total expenses	6,942,521
Less: expenses waived and reimbursed by the Adviser (see Note B)	(1,412,793)
Less: expense offset arrangement (see Note B)	(23,337)

Net expenses		5,506,391

Net investment income		26,276,647

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		8,992,493
Futures contracts		1,162,508
Swap contracts		3,229,373
Foreign currency transactions		(6,416,086)
Net change in unrealized appreciation/depreciation of:
Investments		(89,103,284)
Futures contracts		(608,931)
Swap contracts		(589,582)
Foreign currency denominated assets and liabilities		(1,166,878)

Net loss on investment and foreign currency transactions		(84,500,387)

Contributions from Adviser (see Note B)		14,367

Net Decrease in Net Assets from Operations		$(58,209,373)

See notes to financial statements.

36	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2008	Year Ended October 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$26,276,647	$4,762,201
Net realized gain on investment and foreign currency transactions	6,968,288	1,416,567
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(91,468,675)	(757,119)
Contributions from Adviser (see Note B)	14,367	– 0	–

Net increase (decrease) in net assets from operations	(58,209,373)	5,421,649
Dividends to Shareholders from
Net investment income
Class A	(19,964,398)	(1,777,326)
Class B	(1,920,878)	(876,000)
Class C	(2,380,362)	(325,277)
Advisor Class	(1,812,361)	(1,398,500)
Class R	(29,097)	(14,913)
Class K	(315,509)	(88,463)
Class I	(284,441)	(234,290)
Capital Stock Transactions
Net increase (decrease)	453,723,141	(4,247,625)
Capital Contributions
Proceeds from third party regulatory settlement (see Note F)	27,368	– 0	–

Total increase (decrease)	368,834,090	(3,540,745)
Net Assets
Beginning of period	116,798,153	120,338,898

End of period (including undistributed net investment income of $349,392 and $549,127, respectively)	$485,632,243	$116,798,153

See notes to financial statements.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	37

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2008

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of one portfolio: the Intermediate Bond Portfolio. This report relates only to the Intermediate Bond Portfolio. The Corporate Bond Portfolio, formerly a series of the Fund, ceased operations on January 25, 2008, and the U.S. Government Portfolio, formerly a series of the Fund, was acquired by the Intermediate Bond Portfolio and ceased operations on November 2, 2007. The Intermediate Bond Portfolio (the “Portfolio”) offers Class A, Class B, Class C, Advisor Class, Class R, Class K, and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid

38	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	39

Notes to Financial Statements

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with the Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

40	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio’s average daily net assets. Effective November 5, 2007, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .85%, 1.55%, 1.55%, .55%, 1.05%, .80% and .55% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. This waiver extends through October 31, 2009 and then may be extended by the Adviser for additional one year terms. Prior to November 5, 2007, the Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .98%, 1.68%, 1.68%, .68%, 1.18%, .93% and .68% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the year ended October 31, 2008, such reimbursement amounted to $1,313,293.

During the year ended October 31, 2008, the Adviser reimbursed the Portfolio $14,367 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year October 31, 2008, the Adviser voluntarily agreed to waive its fees for services. Such waiver amounted to $99,500.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $618,770 for the year ended October 31, 2008.

For the year ended October 31, 2008, the expenses of Class A, Class B, Class C and Advisor Class shares were reduced by $23,337 under an expense offset arrangement with ABIS.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	41

Notes to Financial Statements

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $11,175 from the sale of Class A shares and received $6,007, $29,523 and $4,072 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2008.

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. AllianceBernstein Fixed-Income Shares, Inc.—Prime STIF Portfolio, also an open-end management investment company managed by the Adviser and which had been offered as a cash management option, ceased operations on February 29, 2008. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio and Prime STIF Portfolio for the year ended October 31, 2008 is as follows:

	Market Value October 31, 2007 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value October 31, 2008 (000)
Government STIF	$	– 0	–	$160,543	$160,543	$18	$	– 0 –
Prime STIF		10,421		390,657	401,078	776		– 0 –

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolio’s average daily net assets attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to both Class B and Class C shares, .50% of the Portfolio’s average daily net assets attributable to Class R shares and .25% of the Portfolio’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amounts of $36,818,700, $6,997,456, $69,749 and $18,191 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased

42	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2008 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$400,520,584	$111,026,897
U.S. government securities	593,866,547	827,701,743

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Cost	$562,416,510

Gross unrealized appreciation	$683,811
Gross unrealized depreciation	(83,477,262)

Net unrealized depreciation	$(82,793,451)

1. Financial Futures Contracts

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	43

Notes to Financial Statements

2. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

3. Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim

44	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

The Portfolio may enter into credit default swaps. The Portfolio may purchase credit protection on the referenced obligation of the credit default swap (“Buy Contract”) or provide credit protection on the referenced obligation of the credit default swap (“Sale Contract”). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Portfolio to buy/(sell) from/(to) the counterparty at the notional amount (the “Notional Amount”) and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract (“Maximum Payout Amount”). During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, if the Portfolio is a seller and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Portfolio.

In certain circumstances, the Portfolio may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs.

4. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	45

Notes to Financial Statements

than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

5. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the year ended October 31, 2008, the Portfolio did not earn drop income.

NOTE E

Securities Lending

The Portfolio has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the “Lending Agent”). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Under the terms of the securities lending agreement, security voting rights pass to the borrower, although the Portfolio can at will terminate a loan and regain the right to vote upon receipt of the security. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Portfolio in one or more of the following investments: U.S. government or U.S. government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, investment funds, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower’s failure to return a loaned security when due. As of October 31, 2008, the Portfolio had no securities out on loan. For the year ended October 31, 2008, the Portfolio earned fee income of $2,633 which is included in interest income in the accompanying statement of operations.

46	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2008	Year Ended October 31, 2007

Class A
Shares sold	4,775,600	1,379,681		$48,029,822	$14,116,487

Shares issued in reinvestment of dividends	1,394,027	152,560		13,941,844	1,558,020

Shares converted from Class B	2,309,903	522,389		23,193,672	5,335,182

Shares issued in connection with the acquisition of U.S. Government Portfolio	39,082,268	– 0	–	402,311,936	– 0	–

Shares redeemed	(10,522,838)	(2,344,846)		(105,497,380)	(23,914,918)

Net increase (decrease)	37,038,960	(290,216)		$381,979,894	$(2,905,229)

Class B
Shares sold	1,220,138	279,564		$12,158,117	$2,856,625

Shares issued in reinvestment of dividends	163,663	73,156		1,642,985	747,130

Shares issued in connection with the acquisition of U.S. Government Portfolio	4,106,912	– 0	–	42,291,121	– 0	–

Shares converted to Class A	(2,309,247)	(522,641)		(23,193,672)	(5,335,182)

Shares redeemed	(1,593,132)	(824,163)		(15,901,458)	(8,411,104)

Net increase (decrease)	1,588,334	(994,084)		$16,997,093	$(10,142,531)

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	47

Notes to Financial Statements

	Shares			Amount
	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2008	Year Ended October 31, 2007

Class C
Shares sold	1,739,115	288,241		$17,221,023	$2,939,462

Shares issued in reinvestment of dividends	174,884	24,926		1,746,092	253,963

Shares issued in connection with the acquisition of U.S. Government Portfolio	5,654,101	– 0	–	58,089,099	– 0	–

Shares redeemed	(2,582,203)	(364,829)		(26,095,206)	(3,720,943)

Net increase (decrease)	4,985,897	(51,662)		$50,961,008	$(527,518)

Advisor Class
Shares sold	677,713	388,273		$6,806,561	$3,975,442

Shares issued in reinvestment of dividends	179,755	135,932		1,795,906	1,387,912

Shares issued in connection with the acquisition of U.S. Government Portfolio	126,295	– 0	–	1,301,535	– 0	–

Shares redeemed	(368,526)	(306,141)		(3,610,500)	(3,122,035)

Net increase	615,237	218,064		$6,293,502	$2,241,319

Class R
Shares sold	13,610	64,912		$138,652	$666,830

Shares issued in reinvestment of dividends	2,897	1,362		28,993	13,868

Shares issued in connection with the acquisition of U.S. Government Portfolio	4,072	– 0	–	41,916	– 0	–

Shares redeemed	(68,613)	(11,236)		(626,432)	(114,547)

Net increase (decrease)	(48,034)	55,038		$(416,871)	$566,151

48	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

	Shares			Amount
	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2008	Year Ended October 31, 2007

Class K
Shares sold	159,586	706,480		$1,620,286	$7,129,791

Shares issued in reinvestment of dividends	31,265	7,789		314,672	79,429

Shares issued in connection with the acquisition of U.S. Government Portfolio	80,278	– 0	–	826,288	– 0	–

Shares redeemed	(544,796)	(10,471)		(5,448,869)	(106,758)

Net increase (decrease)	(273,667)	703,798		$(2,687,623)	$7,102,462

Class I
Shares sold	77,388	92,357		$774,041	$943,159

Shares issued in reinvestment of dividends	28,245	22,881		282,197	233,647

Shares issued in connection with the acquisition of U.S. Government Portfolio	942	– 0	–	9,708	– 0	–

Shares redeemed	(47,789)	(171,830)		(469,808)	(1,759,085)

Net increase (decrease)	58,786	(56,592)		$596,138	$(582,279)

For the year ended October 31, 2008, the Portfolio received $27,368 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Portfolio’s statement of changes in net assets. Neither the Portfolio nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	49

Notes to Financial Statements

security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

During the year ended October 31, 2008, the Portfolio had swap counterparty exposure to Lehman Brothers, which filed for bankruptcy on September 15, 2008. As a result, on September 18, 2008, the Portfolio terminated all outstanding interest rate swaps with Lehman Brothers prior to their scheduled maturity dates. Due to the change in the value of the swap contracts, the Portfolio had a collateral shortfall of $639,433 of which $563,511 was recorded as a realized loss to the Portfolio and the remaining balance of $75,922 is expected to be recovered through bankruptcy proceedings. In addition, the Portfolio had recorded losses of $35,430 on Lehman Brothers securities held due to the write-off of interest receivables.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain

50	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended October 31, 2008.

NOTE I

Acquisition of U.S. Government Portfolio by Intermediate Bond Portfolio (the “Portfolio”)

On November 2, 2007, the Portfolio acquired all of the net assets of the U.S. Government Portfolio (“USGP”), pursuant to a plan of reorganization approved by the shareholders of USGP. On November 2, 2007, the acquisition was accomplished by a tax-free exchange of 49,054,868 shares of the Portfolio for 74,059,812 shares of USGP. The aggregate net assets of the Portfolio and USGP immediately before the acquisition were $117,767,880 and $504,871,604 (including $7,167,258 of net unrealized appreciation of investments and foreign currency denominated assets and liabilities), respectively. Immediately after the acquisition, the combined net assets applicable to shareholders of the Portfolio amounted to $622,639,484.

NOTE J

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2008 and October 31, 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$26,707,046	$4,714,769
Total taxable distributions	26,707,046	4,714,769

Total distributions paid	$26,707,046	$4,714,769

As of October 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(90,531,636	)(a)
Unrealized appreciation/(depreciation)	(83,339,138	)(b)

Total accumulated earnings/(deficit)	$(173,870,774	)(c)

(a)

On October 31, 2008, the Fund had a net capital loss carryforward for federal income tax purposes of $90,531,636 (of which approximately $87,225,398, respectively, were attributable to the purchase of net assets of AllianceBernstein Bond Fund-U.S. Government Portfolio) of which $18,209,953 expires in the year 2010, $27,734,923 expires in the year 2012, $12,682,229 expires in the year 2013, $19,419,566 expires in the 2014, and $12,484,965 expires in the year 2015. During the fiscal year, the Fund utilized capital loss carryforwards of $10,244,496. To the extent future capital gains are offset by capital loss carryforwards , such gains will not be distributed. As a result of the acquisition of U.S. Government Portfolio by the Portfolio, various limitations and reductions regarding the future utilization of certain capital loss carryforwards were applied, based on certain provisions in the Internal Revenue Code.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	51

Notes to Financial Statements

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swap income, the difference between book and tax amortization methods for premium, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable.

During the current fiscal year, permanent differences primarily due to the tax treatment of swap income, paydown reclassification, foreign currency reclassification, consent fees, merger related adjustments, taxable overdistributions, and the tax treatment of premium amortization resulted in a net increase in undistributed net investment income, a net increase in accumulated net realized loss on investment transactions and foreign currency transactions, and a net increase to additional paid in capital. This reclassification had no effect on net assets.

NOTE K

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

52	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE L

Recent Accounting Pronouncements

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of October 31, 2008, management believes the adoption of FAS 157 will not impact the amounts reported in the financial statements. However, additional disclosures will be required.

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Portfolio’s financial statements.

NOTE M

Subsequent Event

Effective January 31, 2009, sales of Class B shares of the Portfolio to new investors will be suspended. Class B shares will only be issued (i) upon the exchange of

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	53

Notes to Financial Statements

Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares will be suspended as of January 31, 2009.

54	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2008	2007	2006	2005	2004

Net asset value, beginning of period	$ 10.24	$ 10.18	$ 10.15	$ 10.43	$ 10.56

Income From Investment Operations
Net investment income(a)(b)	.50	.42	.41	.37	.33
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.49)	.06	.04	(.28)	.15
Contributions from Adviser	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.99)	.48	.45	.09	.48

Less: Dividends and Distributions
Dividends from net investment income	(.48)	(.42)	(.42)	(.37)	(.38)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.23)

Total dividends and distributions	(.48)	(.42)	(.42)	(.37)	(.61)

Net asset value, end of period	$ 8.77	$ 10.24	$ 10.18	$ 10.15	$ 10.43

Total Return
Total investment return based on net asset value(d)	(10.15	)%*	4.79	%*	4.51%	.90%	4.66%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$360,606	$41,696	$44,409	$52,430	$56,778
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.85%	.98%	.98	%(e)	.98%	.98%
Expenses, before waivers/reimbursements	1.09%	1.54%	1.34	%(e)	1.31%	1.26%
Net investment income(b)	4.68%	4.13%	4.08	%(e)	3.53%	3.21%
Portfolio turnover rate	184%	173%	446%	935%	658%

See footnote summary on page 61.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	55

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended October 31,
2008	2007	2006	2005	2004

Net asset value, beginning of period	$ 10.23	$ 10.18	$ 10.15	$ 10.42	$ 10.55

Income From Investment Operations
Net investment income(a)(b)	.42	.35	(f)	.38	(f)	.29	.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.47)	.05	.04	(.25)	.14
Contributions from Adviser	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.05)	.40	.42	.04	.41

Less: Dividends and Distributions
Dividends from net investment income	(.41)	(.35)	(.39)	(.31)	(.31)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.23)

Total dividends and distributions	(.41)	(.35)	(.39)	(.31)	(.54)

Net asset value, end of period	$ 8.77	$ 10.23	$ 10.18	$ 10.15	$ 10.42

Total Return
Total investment return based on net asset value(d)	(10.69	)%*	3.96	%*	4.20%	.30%	3.93%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$31,207	$20,157	$30,154	$44,944	$66,635
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.55%	1.66%	1.33	%(e)	1.68%	1.68%
Expenses, before waivers/reimbursements	1.83%	2.29%	2.10	%(e)	2.02%	2.00%
Net investment income(b)	3.95%	3.46	%(f)	3.75	%(e)(f)	2.82%	2.59%
Portfolio turnover rate	184%	173%	446%	935%	658%

See footnote summary on page 61.

56	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,
2008	2007	2006	2005	2004

Net asset value, beginning of period	$ 10.22	$ 10.16	$ 10.13	$ 10.40	$ 10.53

Income From Investment Operations
Net investment income(a)(b)	.43	.35	.34	.29	.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.49)	.06	.04	(.26)	.14
Contributions from Adviser	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.06)	.41	.38	.03	.41

Less: Dividends and Distributions
Dividends from net investment income	(.41)	(.35)	(.35)	(.30)	(.31)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.23)

Total dividends and distributions	(.41)	(.35)	(.35)	(.30)	(.54)

Net asset value, end of period	$ 8.75	$ 10.22	$ 10.16	$ 10.13	$ 10.40

Total Return
Total investment return based on net asset value(d)	(10.80	)%*	4.07	%*	3.80%	.30%	3.93%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$51,708	$9,404	$9,874	$15,689	$19,008
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.55%	1.68%	1.68	%(e)	1.68%	1.68%
Expenses, before waivers/reimbursements	1.80%	2.27%	2.07	%(e)	2.03%	1.99%
Net investment income(b)	3.99%	3.45%	3.40	%(e)	2.84%	2.60%
Portfolio turnover rate	184%	173%	446%	935%	658%

See footnote summary on page 61.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	57

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2008	2007	2006	2005	2004

Net asset value, beginning of period	$ 10.24	$ 10.18	$ 10.15	$ 10.43	$ 10.55

Income From Investment Operations
Net investment income(a)(b)	.50	.45	.44	.39	.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.45)	.06	.04	(.26)	.16
Contributions from Adviser	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.95)	.51	.48	.13	.52

Less: Dividends and Distributions
Dividends from net investment income	(.51)	(.45)	(.45)	(.41)	(.41)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.23)

Total dividends and distributions	(.51)	(.45)	(.45)	(.41)	(.64)

Net asset value, end of period	$8.78	$10.24	$10.18	$10.15	$10.43

Total Return
Total investment return based on net asset value(d)	(9.78	)%*	5.11	%*	4.83%	1.20%	5.08%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$33,139	$32,375	$29,966	$29,576	$309,690
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.55%	.68%	.68	%(e)	.68%	.68%
Expenses, before waivers/reimbursements	.80%	1.25%	1.02	%(e)	.84%	.96%
Net investment income(b)	4.98%	4.44%	4.38	%(e)	3.72%	3.47%
Portfolio turnover rate	184%	173%	446%	935%	658%

See footnote summary on page 61.

58	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended October 31,								November 3, 2003(g) to October 31, 2004
	2008		2007		2006		2005

Net asset value, beginning of period	$ 10.24		$ 10.18		$ 10.15		$ 10.42		$ 10.53

Income From Investment Operations
Net investment income(a)(b)	.46		.44		.39		.34		.33
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.47)		.02		.04		(.26)		.15
Contributions from Adviser	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.01)		.46		.43		.08		.48

Less: Dividends and Distributions
Dividends from net investment income	(.46)		(.40)		(.40)		(.35)		(.36)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.23)

Total dividends and distributions	(.46)		(.40)		(.40)		(.35)		(.59)

Net asset value, end of period	$ 8.77		$ 10.24		$ 10.18		$ 10.15		$ 10.42

Total Return
Total investment return based on net asset value(d)	(10.33	)% *	4.57	% *	4.31%		.81%		4.63%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$73		$577		$13		$13		$16
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.05%		1.18%		1.18	%(e)	1.18%		1.18	%(h)
Expenses, before waivers/reimbursements	1.25%		1.74%		1.57	%(e)	1.40%		1.45	%(h)
Net investment income(b)	4.45%		3.97%		3.89	%(e)	3.31%		2.98	%(h)
Portfolio turnover rate	184%		173%		446%		935%		658%

See footnote summary on page 61.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	59

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended October 31,				March 1, 2005(g) to October 31,
	2008	2007	2006		2005

Net asset value, beginning of period	$ 10.25	$ 10.19	$ 10.16		$ 10.34

Income From Investment Operations
Net investment income(a)(b)	.48	.42	.42		.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.47)	.06	.03		(.17)
Contributions from Adviser	.00 (c)	0	0		0

Net increase (decrease) in net asset value from operations	(.99)	.48	.45		.09

Less: Dividends
Dividends from net investment income	(.48)	(.42)	(.42)		(.27)

Net asset value, end of period	$ 8.78	$ 10.25	$ 10.19		$ 10.16

Total Return
Total investment return based on net asset value(d)	(10.09)%*	4.84%*	4.54%		.82%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,784	$7,222	$10		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.80%	.93%	.93	%(e)	.93	%(h)
Expenses, before waivers/reimbursements	1.02%	1.53%	1.27	%(e)	1.15	%(h)
Net investment income(b)	4.69%	4.39%	4.13	%(e)	3.76	%(h)
Portfolio turnover rate	184%	173%	446%		935%

See footnote summary on page 61.

60	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended October 31,				March 1, 2005(g) to October 31,
	2008	2007	2006		2005

Net asset value, beginning of period	$ 10.24	$ 10.18	$ 10.16		$ 10.34

Income From Investment Operations
Net investment income(a)(b)	.50	.45	.44		.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.45)	.06	.03		(.17)
Contributions from Adviser	.00 (c)	0	0		0

Net increase (decrease) in net asset value from operations	(.95)	.51	.47		.10

Less: Dividends
Dividends from net investment income	(.51)	(.45)	(.45)		(.28)

Net asset value, end of period	$ 8.78	$ 10.24	$ 10.18		$ 10.16

Total Return
Total investment return based on net asset value(d)	(9.78)%*	5.10%*	4.71%		.97%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,115	$5,368	$5,913		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.55%	.68%	.68	%(e)	.68	%(h)
Expenses, before waivers/reimbursements	.64%	1.09%	.88	%(e)	.89	%(h)
Net investment income(b)	4.98%	4.44%	4.37	%(e)	3.98	%(h)
Portfolio turnover rate	184%	173%	446%		935%

(a) Based on average shares outstanding.

(b)	Net of fees waived and expenses reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Net of fees and expenses waived by Distributor.

(g)	Commencement of distributions.

(h)	Annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance by .21% and .61% for the years ended October 31, 2008 and October 31, 2007, respectively.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	61

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of AllianceBernstein Bond Fund, Inc.-Intermediate Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Intermediate Bond Portfolio (the “Portfolio”) (one of the portfolios constituting the AllianceBernstein Bond Fund, Inc.) as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Intermediate Bond Portfolio of the AllianceBernstein Bond Fund, Inc. at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 29, 2008

62	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Report of Independent Registered Public Accounting Firm

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

Marc O. Mayer

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner(1)

Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein , Senior Vice President and Independent Compliance Officer

Alison M. Martier(2), Vice President

Douglas J. Peebles(2), Vice President

Jeffrey S. Phlegar(2), Vice President

Shawn E. Keegan(2), Vice President

Joran Laird(2), Vice President

Greg J. Wilensky(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis Clarke, Controller

Custodian and Accounting Agent

Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the U.S. Investment Grade: Core Fixed Income Investment Team. Mr. Greg J. Wilensky, Mr. Shawn E. Keegan, Mr. Joran Laird, Mr. Douglas J. Peebles, Mr. Jeffrey S. Phlegar and Ms. Alison M. Martier are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	63

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS, AGE (FIRST YEAR ELECTED*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
INTERESTED DIRECTOR
Marc O. Mayer, ** 1345 Avenue of the Americas New York, NY 10105 51 (2003)	Executive Vice President of AllianceBernstein L.P. (“AllianceBernstein”) since 2000, and Chief Investment Officer of Blend Solutions since June 2008. Previously, Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto, he was head of AllianceBernstein Institutional Investments, a unit of AllianceBernstein L.P. from 2001-2003. Prior to 2001, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co. LLC) (“SCB & Co.”) and its predecessor.	92	SCB Partners Inc. and SCB Inc.

DISINTERESTED DIRECTORS***
Chairman of the Board William H. Foulk, Jr., #,+ 76 (1998)	Investment Adviser and an Independent Consultant. Formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2003. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	94	None

John H. Dobkin, # 66 (1998)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design.	92	None

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Management of the Fund

NAME, ADDRESS, AGE (FIRST YEAR ELECTED*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS*** (continued)
Michael J. Downey, # 64 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	92	Asia Pacific Fund, Inc., The Merger Fund and Prospect Aquisition Corp. (financial services)

D. James Guzy, # 72 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers, Inc., with which he has been associated since prior to 2003.	92	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 60 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies and Adjunct Professor at Georgetown University Law Center in the 2008-2009 academic year. She was formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	92	None

Garry L. Moody, # 56 (2007)	Formerly, Partner, Deloitte & Touche LLP, Vice-Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995-2008.	91	None

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	65

Management of the Fund

NAME, ADDRESS, AGE (FIRST YEAR ELECTED*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS*** (continued)
Marshall C. Turner, Jr., # 67 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since November 2008. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was renamed Toppan Photomasks, Inc.	92	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

Earl D. Weiner, # 69 2007	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook; and member of Advisory Board of Sustainable Forestry Management Limited.	92	None

*	There is no stated term of office for the Fund’s Directors.

**	Mr. Mayer is an “interested person,” as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.

***	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

#	Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee.

+	Member of the Fair Value Pricing Committee.

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Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is set forth below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 48	President and Chief Executive Officer	Executive Vice President of the Adviser** since July 2008; Executive Managing Director ABI** since 2006 and the head of ABI since July 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of AllianceBernstein’s institutional investment management business since 2004. Prior thereto, he was a Managing Director and Head of North American Client Service and Sales in AllianceBernstein’s institutional investment management business, with which he had been associated since prior to 2003.

Philip L. Kirstein 63	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Shawn E. Keegan 37	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2003.

Joran Laird 33	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2003.

Alison M. Martier 51	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2003.

Douglas J. Peebles 43	Vice President	Executive Vice President of the Adviser**, with which he has been associated since prior to 2003.

Jeffrey S. Phlegar 42	Vice President	Executive Vice President of the Adviser**, with which he has been associated since prior to 2003.

Greg J. Wilensky 41	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	67

Management of the Fund

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Emilie D. Wrapp 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2003.

Joseph J. Mantineo 49	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2003.

Phyllis Clarke 47	Controller	Assistant Vice President of ABIS**, with which he has been associated since prior to 2003.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.

68	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Bond Fund, Inc. (the “Fund”) with respect to AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”).2,3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment

1	It should be noted that the Senior Officer’s fee evaluation was completed on October 22, 2008.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	It should be noted that on November 5, 2007, the Portfolio acquired the assets of AllianceBernstein U.S. Government Portfolio, expanded its non-fundamental investment policies and lowered the expense caps of its share classes.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	69

Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Net Assets 09/30/08 (million)	Advisory Fee Based on % of Average Daily Net Assets	Portfolio
Low Risk Income	$528.9	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	Intermediate Bond Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser was entitled to receive $96,000, (0.08% of the Portfolio’s average daily net assets), for such services but waived the amount in its entirety.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the Adviser at the end of the Portfolio’s fiscal year upon at least 60 days written notice. In addition, set forth below are the Portfolio’s gross expense ratios, annualized for the most recent semi-annual period:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[5]		Fiscal Year End
Intermediate Bond Portfolio[6]	Advisor Class A Class B Class C Class R Class K Class I	0.55 0.85 1.55 1.55 1.05 0.80 0.55	% % % % % % %	0.79 1.08 1.81 1.78 1.24 1.01 0.64	% % % % % % %	October 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	Annualized.

6	Prior to November 5, 2007 the expense caps were, 0.68%, 0.98%, 1.68%, 1.68%, 1.18%, 0.93% and 0.68% for classes Advisor, A, B, C, R, K, and I, respectively.

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differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser.7 In addition, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio.8 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been

7	For the most recently completed fiscal year, the Advisor waived the reimbursement amount that it was entitled to receive from the Portfolio in its entirety for providing such services.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	71

applicable to the Portfolio versus the Portfolio’s advisory fees based on September 30, 2008 net assets.

Portfolio	Net Assets 09/30/08 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Intermediate Bond Portfolio	$528.9	U.S. Strategic Core Plus Schedule 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.217%	0.450%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The Intermediate Duration Portfolio of SCB Fund has a similar investment style as the Portfolio. Set forth in the table below is Intermediate Duration Portfolio’s advisory fee schedule and what would have been the effective advisory fee of the Portfolio had the fee schedule of Intermediate Duration Portfolio been applicable to the Portfolio versus the Portfolio’s advisory fees based on September 30, 2008 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee	Portfolio Advisory Fee
Intermediate Bond Portfolio	Intermediate Duration Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp on next $2 billion 30 bp thereafter	0.500%	0.450%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Portfolio.9 Also shown is what would have been the effective advisory fee of the Portfolio had the AVPS fee schedule been applicable to the Portfolio based on September 30, 2008 net assets and the Portfolio’s advisory fees:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
Intermediate Bond Portfolio	Intermediate Bond Portfolio	0.50% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.500%	0.500%

9	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

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The Adviser represented that it does not sub-advise any registered investment company that has a similar investment strategy as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)10 at the approximate current asset level of the Portfolio.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[12]	Lipper Group Median (%)	Rank
Intermediate Bond Portfolio	0.450	0.475	7/16

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe

10	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

12	The contractual management fee would not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. As previously noted, the Adviser waived such expense reimbursement. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements for the expense caps that effectively reduce the actual management fee.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	73

(“EU”). The EU13 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[14]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Intermediate Bond Portfolio	0.980	0.980	8/16	0.900	44/70
Pro-forma[15]	0.850	0.980	3/16	0.900	23/70

Based on this analysis, the Portfolio has a more favorable ranking on a total expense ratio basis than it does on a management fee basis when considering the Portfolio’s pro-forma total expense ratio.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2007 relative to 2006.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	Most recently completed fiscal year Class A share total expense ratio.

15	Pro-forma shows what would have been the total expense ratio of the Portfolio had the Portfolio’s expense limitation undertaking been in effect for the full fiscal year.

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common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolio’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2007, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $24 million for distribution services and educational support (revenue sharing payments). For 2008, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $28 million.16 During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $2,081, $490,048 and $24,719 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.17

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2007 in comparison to 2006. During the Portfolio’s most recently completed fiscal year, ABIS received $218,896 in fees from the Portfolio.18

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,19 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in

16	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

17	During the Portfolio’s most recently completed fiscal year, ABI waived a portion of the Rule 12b-1 distribution fees for Class B shares in the amounts of $140,862 which reduced the effective annual rate for Class B shares to 0.30%.

18	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Portfolio’s account. During the Portfolio’s most recently completed fiscal year, the fees paid by the Portfolio to ABIS were reduced by $16,270 under the offset agreement between the Portfolio and ABIS.

19	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	75

the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli20 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $590 billion as of September 30, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

20	The Deli study was originally published in 2002 based on 1997 data.

21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

76	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

The information below shows the 1, 3, and 5 year performance returns and rankings of the Portfolio22 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)23 for the periods ended July 31, 2008.24

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	2.26	3.77	3.51	11/16	55/88
3 year	2.88	2.97	3.08	8/14	48/77
5 year	3.43	3.57	3.67	8/13	40/66

Set forth below are the 1, 3, 5 year and since inception net performance returns of the Portfolio (in bold)25 versus its benchmark.26 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.27

	Periods Ending July 31, 2008 Annualized Net Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
Intermediate Bond Portfolio	2.26	2.88	3.43	4.81	2.84	0.09	5
Lehman Brothers Aggregate Bond Index	6.15	4.37	4.55	6.01	3.13	0.43	5
Inception Date: July 1, 1999

22	The performance returns and rankings are for the Class A shares of the Portfolio. The performance returns of the Portfolio were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Portfolio to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

23	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a portfolio in/from a PU are somewhat different from that of an EU.

24	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio may have had a different investment classification/objective at different points in time.

25	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

26	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2008.

27	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	77

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2008

78	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund*

Global & International

Global Growth Fund*

Global Thematic Growth Fund*

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National National II* Arizona California California II* Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

ACM Managed Dollar Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund. Prior to November 3, 2008, Small/Mid Cap Growth Fund was named Mid-Cap Growth Fund, Global Growth Fund was named Global Research Growth Fund, and Global Thematic Growth Fund was named Global Technology Fund. Prior to December 1, 2008, National II was named Insured National, and California II was named Insured California.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	79

AllianceBernstein Family of Funds

NOTES

80	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

NOTES

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	81

NOTES

82	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

NOTES

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	83

NOTES

84	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IB-0151-1008

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
-AllianceBernstein Intermediate Bond Portfolio	2007	$52,500	$5,226	$12,875
	2008	$60,400	$7,711	$30,207

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
-AllianceBernstein Intermediate Bond Portfolio	2007	$908,856	$ $ $	137,621 (124,746 (12,875	) )
	2008	$998,263	$ $ $	181,037 (150,830 (30,207	) )

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date: December 27, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date: December 27, 2008

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date: December 27, 2008